                                                                   EXHIBIT 10.20

                               [PROVANTEDGE LOGO]

                         SOFTWARE SOURCE CODE AGREEMENT

This Software Source Code Agreement ("AGREEMENT") is entered into as of this 8th day of April 2004 (the "EFFECTIVE DATE") by and between Provantedge.Com Corporation ("PROVANTEDGE"), a California corporation, and Oak Street Mortgage LLC a limited liability company ("LICENSEE").

                                    RECITALS

A. Provantedge is a manufacturer, developer and marketer of NVISION, a computer software application ("SOFTWARE") for which Licensee has acquired a license to use such Software in object code form pursuant to that certain Software License agreement between the parties dated November 1, 2002 ("USER LICENSE").

B. Licensee desires to license one copy of the source code version 4.4.1 build 1026 of the Software ("SOURCE CODE"), which will include without limitation the code for nVision, VOX, Credit Server and all related DLLs and scripts (collectively the "SOURCE CODE") and all related documentation including without limitation all user and technical documentation, training manuals, handbooks, listings, specifications, forms, test data, scripts, commentary, Application Expiration Code and modifications instructions, and other materials pertaining to

  Provantedge Technologies, One Spectrum Point Drive, Suite #100, Lake Forest,
                                    Ca 92630
the Software and/or the Source Code (collectively the "DOCUMENTATION" and collectively with the Software and the Source Code the "SOFTWARE SYSTEM") solely for the creation of derivative works (the "DERIVATIVE WORKS") to be separately owned by Licensee in accordance with the terms and conditions of this Agreement, and to be considered herein as distinct from the Software System.

C. Provantedge is willing to license the Software System to Licensee for a one-time license fee under the terms and conditions of this Agreement and in reliance on Licensee's promises set forth herein to strictly protect Provantedge's proprietary rights in the Source System, including without limitation the confidential nature thereof.

NOW, THEREFORE, and in consideration of the terms, conditions, covenants, warranties and promises contained herein, the parties hereby agree as follows:

                                    AGREEMENT

1. SOURCE CODE LICENSE.

      (a) License Grant. Subject to the terms and conditions set forth in this Agreement, Provantedge hereby grants to Licensee a perpetual, non-exclusive, non-transferable, and irrevocable license to reproduce and modify the Software System solely as Licensee deems necessary to create the Derivative Works. Licensee may use the Software System during Licensee's normal course of business as it reasonably deems necessary, on any of Licensee's computers, at any of Licensee's business locations and simultaneously on more than one computer at a time and via any computer network, intranet, or Internet. Licensee will have the right, in its own discretion, to independently modify or maintain the Software System for its own purposes and use, through its own acts or the acts of its affiliates, agents, brokers or independent contractors or through the services of its employees or the employees of its affiliates, agents, brokers or independent contractors (each an "EMPLOYEE" and collectively "EMPLOYEES" and collectively with Employee(s), affiliates, agents, brokers, and independent contractors the "PERMITTED USERS"), provided that such Permitted Users agree not to disclose or distribute any part of the Software System to any other third party or otherwise violate Provantedge's proprietary rights therein. Licensee will be the owner of any such modifications, including Derivative Works.

      (b) Limitations. For avoidance of doubt, Licensee acknowledges that Licensee is not authorized to: (i) distribute any copy or copies of the Source Code to any third party other than Permitted Users, or (ii) sublicense or otherwise use the Source Code or Software for the benefit of any third party other than Permitted Users, including without limitation providing access or use rights to any third party for a fee other than a Permitted User.

  Provantedge Technologies, One Spectrum Point Drive, Suite #100, Lake Forest,
                                    Ca 92630

      (c) Ownership. Except as specifically granted in this Agreement, Provantedge reserves and retains all right, title, interest, ownership, proprietary rights and copyrights in the Software System. Licensee will own any Derivative Works developed by or for Licensee under this Agreement and any worldwide intellectual property rights appurtenant thereto. Licensee will not remove any copyright and trademark notices in or on the original Source Code; provided, however, that Licensee may at its discretion remove any such notices from the presentation layer.

2. LICENSE FEES & DELIVERY.

      (a) On the Effective Date, Licensee will deposit with George & Shields, LLP (the "Escrow Agent") a one-time license fee of Two Hundred Thousand U.S. Dollars ($200,000.00), for the rights granted under this Agreement; provided, however, that a condition(s) precedent to Licensee depositing the license fee with the Escrow Agent is written verification from the Escrow Agent to Licensee that Escrow Agent has taken possession of and holds in trust the Source Code and Documentation, including without limitation all Application Expiration Code(s) and modifications instructions necessary to keep the Software System Functioning from the Effective Date until perpetuity.

      (b) After Licensee has made deposit of the license fee, Provantedge will grant Licensee or its designated agent onsite access to the Software System to permit Licensee to download the Source Code and Documentation.

      (c) In addition, within five (5) business days after the Effective Date, the Escrow Agent will deliver to Licensee one (1) copy of the Source Code in a format and on a machine-readable media reasonably designated by Licensee along with the Documentation including one (1) complete listing of the Source Code in electronic format. Provantedge shall bear all costs for delivery of the Software System and all risk of loss, including any insurance costs.

      (d) Licensee will validate the Source Code within five (5) business days after taking receipt of the Source Code. If the Source Code passes validation, then Licensee will direct the Escrow Agent to deliver to Provantedge the one-time license fee. In the event that Licensee rejects the Source Code and/or the Documentation, for any reason in Licensee's sole discretion, then the Escrow Agent will return to Licensee the license fee.

3. CONFIDENTIALITY. Provantedge and Licensee each acknowledge that they may be exposed to or in receipt of Confidential Information of each other, and now agree to safeguard and keep such Confidential Information secret. Licensee acknowledges that the Software System is Confidential Information and a valuable trade secret of Provantedge and

  Provantedge Technologies, One Spectrum Point Drive, Suite #100, Lake Forest,
                                    Ca 92630
that any disclosure thereof to any third party other than as set forth herein could result in irreparable harm to Provantedge. Each party agrees that at all times during and after the term of this Agreement, it will hold in strictest confidence, and will not use or disclose to any third party other than as set forth herein, any Confidential Information of the other party, including without limitation, the Source Code and the terms of this Agreement. The term "CONFIDENTIAL INFORMATION" means all non-public information either party designates as being confidential, or which, under the circumstances of disclosure ought to be treated as confidential. Confidential Information does not include information (a) that was publicly available, or that subsequently becomes publicly available, except by the wrongful disclosure by the receiving party; (b) that was received from a third party who was not known to be under any obligation of confidentiality with respect to such information; (c) that can be proven to have been developed independently by Licensee; (d) that a party furnishes or has furnished to any third party without restriction on the third party's right of disclosure; or (e) that the disclosing party approves in writing for release. Each party agrees that upon any termination of this Agreement, the receiving party will return to the disclosing party all specifications, designs, devices, documents and any other material containing or disclosing any Confidential Information of the disclosing party at the disclosing party's request.

4. WARRANTY DISCLAIMER; LIMITATION ON DAMAGES & LIABILITY.

      (A) Provantedge warrants and represents: (i) that it is the owner of the Software System or otherwise has the right to grant to Licensee the license to use the Software System as set forth in this Agreement; (ii) that the transfer to Licensee or use of the Software System by Licensee or Permitted Users will not violate or infringe any rights of any third party; (iii) that there are no past and there is currently no actual or threatened suit by any third party based on an alleged violation of any such third party rights by the use or transfer of the Software System; (iv) that the Software System is not subject to any liens or other encumbrances inconsistent with the rights transferred herein; and (v) that Software System contains no disabling or destructive codes, timers, counters, or other limitations.

      (B) THE SOURCE CODE IS LICENSED TO LICENSEE "AS IS". PROVANTEDGE DOES NOT PROVIDE ANY EXPRESS WARRANTIES IN CONNECTION WITH THE SOURCE CODE AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ACCURACY OF INFORMATION, COMPLIANCE WITH ANY APPLICABLE LAW OR THE FORMS, PROCEDURES OR REQUIREMENTS OF ANY PUBLIC OR PRIVATE AGENCY, ASSOCIATION, BANK, BUSINESS OR OTHER PERSON, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE.

      (C) NEITHER PARTY WILL IN ANY CASE BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR SPECIAL, INCIDENTAL,

  Provantedge Technologies, One Spectrum Point Drive, Suite #100, Lake Forest,
                                    Ca 92630

CONSEQUENTIAL, INDIRECT OR OTHER SIMILAR DAMAGES ARISING FROM OR IN CONNECTION WITH THE SOURCE CODE UNDER ANY THEORY OF LAW, INCLUDING WITHOUT LIMITATION UNDER CONTRACT, NEGLIGENCE, TORT OR ANY OTHER THEORY, EVEN IF, SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES.

      (D) IN NO EVENT WILL EITHER PARTY'S LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT EXCEED THE AMOUNTS RECEIVED FROM LICENSEE UNDER THIS AGREEMENT.

      (E) Notwithstanding any provision to the contrary herein, Provantedge agrees to indemnify and hold harmless Licensee and its subsidiaries or affiliates under its control, and their directors, officers, employees and agents, against any and all losses, liabilities, judgments, awards and costs (including legal fees and expenses) arising out of, or related to any claim that Licensee's use or possession of the Software System, or the license granted hereunder, infringes or violates any intellectual property right of any third party, including any copyright, trade secret, patent right, or other proprietary right of any third party.

5. NO SUPPORT OR MAINTENANCE; NO UPDATES OR UPGRADES. Licensee acknowledges that Provantedge has no obligation to provide any support, maintenance, updates or upgrades for the Software System nor any other services to Licensee under this Agreement.

6. PERPETUAL TERM. The Term of this Agreement will be perpetual.

7. NOTICE. Any notice or other communication required or permitted pursuant to this Agreement will be in writing and, and will be deemed to have been given if delivered personally or seventy-two (72) hours after being deposited in the United States mail, certified, return receipt requested, postage prepaid and addressed as follows:

      IF TO PROVANTEDGE:

                  Provantedge.Com Corporation
                  1 Spectrum Pointe, Suite 100
                  Lake Forest, California 92630
                  Attention:  Ronald L. Askew

      IF TO LICENSEE:

                  Oak Street Mortgage LLC
                  11595 N. Meridian St., Suite 400

  Provantedge Technologies, One Spectrum Point Drive, Suite #100, Lake Forest,
                                    Ca 92630

                  Carmel, Indiana 46032
                  Attention:  Leah Grinnen, Esq.

8. ASSIGNMENT. Licensee may assign or transfer Licensee's rights or delegate its obligations under this Agreement to any of Licensee's divisions, affiliates, or subsidiaries or pursuant to any acquisition of all or substantially all of Licensee's assets, by merger or otherwise by operation of law. Licensee may not assign or transfer its rights or delegate its obligations under this Agreement to any other party without Provantedge's prior written consent, which will not be unreasonably withheld. Any authorized transferee or assignee of the Software System will be bound by the terms and conditions of this Agreement, but the transfer or assignment will not release Licensee from its duties or obligations hereunder. This Agreement will be binding upon the successors and assigns of the parties to this Agreement.

9. MUTUAL RELEASE.

   (a) In consideration of the payment of the license fee, and the terms and conditions contained therein, the parties hereto, for and on behalf of themselves, and their respective successors, assigns, agents, representatives, insurers, and attorneys, and all persons or entities claiming through them, hereby forever release and discharge each other, as well as their respective successors, assigns, agents, representatives, insurers and attorneys from any and all claims of every kind whatsoever, whether at law or in equity, whether known or unknown, whether or not concealed or hidden, which they, respectively, had, have, or may hereafter have based on facts preceding the date of the full execution of this Agreement ("Released Claims").

   (b) The parties assume the risk that they are unaware of the subject matter of this Agreement, or are otherwise mistaken as to relevant facts, and acknowledge that they may discover facts in addition to or different from those that they now know or believe to be true concerning the Released Claims and other matters contained in or concerning this Agreement. The parties nevertheless agree and intend for this Agreement to be a complete release of the Released Claims, and to settle all disputes and differences relating to the Released Claims, known or unknown, suspected or unsuspected, which have existed, now exist, or may exist between or among the parties and any of those persons or entities granted releases. As to each of the Released Claims, the parties expressly waive and relinquish all of their rights under Section 1542 of the California Civil Code, which provides as follows:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY

  Provantedge Technologies, One Spectrum Point Drive, Suite #100, Lake Forest,
                                    Ca 92630

                  HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

The parties hereby represent and acknowledge that they are familiar with and have had the opportunity to have the effect and import of the provisions of
Section 1542 of the California Civil Code explained to them by their own counsel. The parties hereby further represent and acknowledge that they understand the significance and the consequences of such specific waiver of unknown claims and hereby assume full responsibility for any injuries, damages, lawsuits, or liabilities that they may incur, both now and hereafter, from the waiver of said unknown claims. The parties hereby further represent and acknowledge that they may discover facts different from, or in addition to, those facts that they now know or believe to be true, and agree that this Agreement and the releases contained herein shall be and remain effective in all respects notwithstanding any such subsequent discovery of different or additional facts. The parties acknowledge and represent that they have undertaken their own independent investigations of all of the facts relating to the matters being released herein, this Agreement, and in entering into this Agreement and granting the releases contained herein, the Parties are not relying on any representation, warranty, or statement of any other party except as expressly set forth herein. The parties acknowledge that this waiver is an essential and material term of this Agreement.

10. SEVERABILITY & WAIVER. In the event any provision of this Agreement should be held to be void, voidable or unenforceable, the remaining portions hereof will remain in full force and effect. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, will be deemed to be, or construed as a further or continuing waiver of any such term, provision or condition or of any other term, provision or condition of this Agreement.

11. INTERPRETATION. In the event of any claimed conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion will be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party to this Agreement. This Agreement will be interpreted equally as to both parties and not against the party that drafted it.

12. HEADINGS. Headings used herein are for convenience of reference only and do not define or limit the scope of the provisions of this Agreement.

13. RELATIONSHIP OF THE PARTIES. The parties will at all times be independent parties. Neither party is an employee, joint venturer, agent or partner of the other and neither party is authorized to assume or create any obligations or liabilities, express or implied, on behalf of or in the name of the other.

  Provantedge Technologies, One Spectrum Point Drive, Suite #100, Lake Forest,
                                    Ca 92630

14. GOVERNING LAW. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be fully performed therein, without regard to the principles of conflict of laws thereof. Licensee hereby irrevocably consents to jurisdiction and venue in the state and federal courts (as applicable) in Orange County, California. The prevailing party in any claim or action under this Agreement will be entitled to reasonable attorneys' fees and expenses, including without limitation on appeal, in bankruptcy or in any other legal proceeding.

15. ENTIRE AGREEMENT. This Agreement constitutes the final, complete and entire Agreement between the parties with respect to the subject matter of this Agreement and replaces and supersedes all previous oral or written agreements, including the User License, understandings or arrangements, if any, between the parties in connection with the subject matter of this Agreement. This Agreement cannot be modified in any respect except by an amendment in a paper writing (e.g., not via email) signed by both parties.

      IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement by their duly authorized officers as of the Effective Date.

PROVANTEDGE.COM CORPORATION, a             LICENSEE
California Corporation

By:   /s/ Kimber Patrick                   By:    /s/ Leah Grinnen
      ------------------                          ----------------

Name: Kimber Patrick                       Name:  Leah Grinnen
      ------------------                          ----------------

Title: Chief Financial Officer             Title: General Counsel
      ------------------------                    ----------------

  Provantedge Technologies, One Spectrum Point Drive, Suite #100, Lake Forest,
                                    Ca 92630